AMENDMENT TO LEASE

THIS AMENDMENT TO LEASE ("Amendment") is made as of August 9th, 2016 by and between DIVIDEND 2200, LLC, an Ohio limited liability company, ("Landlord") and INTELLINETICS, INC., an Ohio corporation ("Tenant").

RECITALS

WHEREAS, Landlord and Tenant are parties to a Lease dated June 21, 1999 (the "Lease"), originally made by SFERS Real Estate Corp. ("SFERS"), as Landlord, and The Avatar Group, Inc. ("Avatar"), as Tenant, pursuant to which said Tenant leased space at 2190 Dividend Drive, Columbus, Ohio; and

WHEREAS, the Lease has been amended by a First, Second, Third and Fourth Amendment, a License to use space for Satellite Dish and various Lease Renewal Agreements, the latest being January 1, 2015; and

WHEREAS, Landlord and Tenant hereby desire to amend and restate certain provisions of the Lease and return to the terms and conditions of the original Lease executed by SFERS and Avatar on June 21, 1999.

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are acknowledged hereby, the parties agree that the terms and conditions of the original Lease shall be amended as follows:

1. The Reference Page of the original Lease shall be amended as follows:

"a) LANDLORD: Dividend 2200, LLC, an Ohio limited liability company.

b) TENANT: Intellinetics, Inc., an Ohio corporation

c) PREMISES RENTABLE AREA: Approximately 12,302 sq. ft., however, Base Rent and Rent Adjustments (Article 4) will be based on 7,200 sq. ft.

d) SCHEDULED COMMENCEMENT DATE: January 1, 2017.

e) TERMINATION DATE: December 31, 2021.

f) INITIAL ESTIMATED MONTHLY INSTALLMENT OF RENT ADJUSTMENTS (Article 4) ($2.40 per sq. ft.) or $1,440.00 per month. There shall be a cap on increases of Rent Adjustments at 5% per year using 2017 as a base year.

g) TENANT'S PROPORTIONATE SHARE: 16.38%."

2. The Rent Schedule found in Section 3.1 of the original Lease is hereby deleted and replaced with the following:

> "**Base Rental Rate:** Tenant shall pay rent according to the following Base Rental Rate schedule:
>
> Months 01-12: $7.00/Sq. Ft. NNN or $4,200.00/Mo.
> Months 13-24: $7.18/Sq. Ft. NNN or $4,308.00/Mo.
> Months 25-36: $7.36/Sq. Ft. NNN or $4,416.00/Mo.
> Months 37-48: $7.54/Sq. Ft. NNN or $4,524.00/Mo.
> Months 49-60: $7.73/Sq. Ft. NNN or $4,638.00/Mo."

3. Section 4.7 is hereby deleted and replaced with following:

> "4.7. Notwithstanding the language in Article 4, entitled Rent Adjustments, in no event shall Rent Adjustments increase more than five percent (5%) from the prior lease year using 2017 as a base year."

4. Any reference to an Exhibit B and obligations of the Landlord to make alterations to the Premises for the Tenant prior to Tenant's occupancy shall be deleted from the Lease.

5. It is the intent of the Landlord and Tenant that this Lease shall be a Net-Net-Net Lease.

6. With the exception of the provisions covering Base Rent and Rent Adjustments, the square footage of the leased Premises shall be 12,302 sq. ft. with regard to all other provisions of the Lease.

7. A copy of the original Lease by and between SFERS and Avatar is attached hereto and made a part hereof.

8. Except as modified herein, all other terms and conditions of the original Lease by and between SFERS and Avatar, dated June 21, 1999, as well as the License to Use Space for Satellite Dish shall remain unchanged, shall be binding on the Landlord and Tenant as stated therein and shall remain in full force and effect.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

LANDLORD:

DIVIDEND 2200, LLC, an Ohio limited liability company

By: ______________________________

STEVE BELFORD, Member

TENANT:

INTELLINETICS, INC., an Ohio corporation

By: ______________________________

Its: Pres.

NOTARIAL SEAL STATE OF OHIO
B. GAY BECK
NOTARY PUBLIC
STATE OF OHIO
Comm. Expires
May 10, 2018
Recorded in
Union County

NOTARY FOR TENANT SIGNATURE:

STATE OF ~~Flo~~ Ohio

COUNTY OF Franklin

Before me, a Notary Public in and for said County, Matthew Chretien, personally appeared who acknowledged that he/she did sign the foregoing instrument and that the same is the free act and deed for the uses and purposes therein mentioned.

IN TESTIMONY WHEREOF I have hereunto subscribed my name and affixed my official seal this day of August 9, 2016.

B. Gay Beck
Notary Public

NOTARY FOR LANDLORD SIGNATURE:

STATE OF OHIO
COUNTY OF Delaware

Before me, a Notary Public in and for said County, Franklin, general/managing partner for Dividend Drive 2200, LLC, who acknowledged that he did sign the foregoing instrument and that the same is the free act and deed of his/hers for the use and purposes herein mentioned.

IN TESTIMONY WHEREOF I have hereunto subscribed my name and affixed my official seal this day of August 22, 2016.

NOTARIAL SEAL STATE OF OHIO
JULIE L. CAULKINS
NOTARY PUBLIC
STATE OF OHIO
Comm. Expires
05-19-2021

Julie L. Caulkins
Notary Public

AGENCY DISCLOSURE STATEMENT

EQUAL HOUSING OPPORTUNITY

The real estate agent who is providing you with this form is required to do so by Ohio law. You will not be bound to pay the agent or the agent's brokerage by merely signing this form. Instead, the purpose of this form is to confirm that you have been advised of the role of the agent(s) in the transaction proposed below. (For purposes of this form, the term "seller" includes a landlord and the term "buyer" includes a tenant.)

Property Address: 2190 Dividend ~~Road~~ Drive Columbus, OH 43228

Buyer(s): Intellinetics, Inc.

Seller(s): Dividend 2200, LLC.

I. TRANSACTION INVOLVING TWO AGENTS IN TWO DIFFERENT BROKERAGES

The buyer will be represented by ______________ AGENT(S), and ______________ BROKERAGE

The seller will be represented by ______________ AGENT(S), and ______________ BROKERAGE

II. TRANSACTION INVOLVING TWO AGENTS IN THE SAME BROKERAGE

If two agents in the real estate brokerage ______________ represent both the buyer and the seller, check the following relationship that will apply:

☐ Agent(s) ______________ work(s) for the buyer and Agent(s) ______________ work(s) for the seller. Unless personally involved in the transaction, the broker and managers will be "dual agents", which is further explained on the back of this form. As dual agents they will maintain a neutral position in the transaction and they will protect all parties' confidential information.

☐ Every agent in the brokerage represents every "client" of the brokerage. Therefore, agents ______________ and ______________ will be working for both the buyer and seller as "dual agents". Dual agency is explained on the back of this form. As dual agents they will maintain a neutral position in the transaction and they will protect all parties' confidential information. Unless indicated below, neither the agent(s) nor the brokerage acting as a dual agent in this transaction has a personal, family or business relationship with either the buyer or seller. *If such a relationship does exist, explain:* ______________

III. TRANSACTION INVOLVING ONLY ONE REAL ESTATE AGENT

Agent(s) Ray Boll and Jeff Boll and real estate brokerage Rj Boll Realty____ will

☐ be "dual agents" representing both parties in this transaction in a neutral capacity. Dual agency is further explained on the back of this form. As dual agents they will maintain a neutral position in the transaction and they will protect all parties' confidential information. Unless indicated below, neither the agent(s) nor the brokerage acting as a dual agent in this transaction has a personal, family or business relationship with either the buyer or seller. *If such a relationship does exist, explain:* ______________.

x represent only the (*check one*) x **seller** or ☐ **buyer** in this transaction as a client. The other party is not represented and agrees to represent his/her own best interest. Any information provided the agent may be disclosed to the agent's client.

CONSENT

I (we) consent to the above relationships as we enter into this real estate transaction. If there is a dual agency in this transaction, I (we) acknowledge reading the information regarding dual agency explained on the back of this form.

[signature]	8/5/2016	[signature]	8/22/16
BUYER/TENANT	DATE	SELLER/LANDLORD	DATE
BUYER/TENANT	DATE	SELLER/LANDLORD	DATE

Effective 01/01/05

DUAL AGENCY

Ohio law permits a real estate agent and brokerage to represent both the seller and buyer in a real estate transaction as long as this is disclosed to both parties and they both agree. This is known as dual agency. As a dual agent, a real estate agent and brokerage represent two clients whose interests are, or at times could be, different or adverse. For this reason, the dual agent(s) may not be able to advocate on behalf of the client to the same extent the agent may have if the agent represented only one client.

As a dual agent, the agent(s) and brokerage shall:

- Treat both clients honestly;
- Disclose latent (not readily observable) material defects to the purchaser, if known by the agent(s) or brokerage;
- Provide information regarding lenders, inspectors and other professionals, if requested;
- Provide market information available from a property listing service or public records, if requested;
- Prepare and present all offers and counteroffers at the direction of the parties;
- Assist both parties in completing the steps necessary to fulfill the terms of any contract, if requested.

As a dual agent, the agent(s) and brokerage shall not:

- Disclose information that is confidential, or that would have an adverse effect on one party's position in the transaction, unless such disclosure is authorized by the client or required by law;
- Advocate or negotiate on behalf of either the buyer or seller;
- Suggest or recommend specific terms, including price, or disclose the terms or price a buyer is willing to offer or that a seller is willing to accept;
- Engage in conduct that is contrary to the instructions of either party and may not act in a biased manner on behalf of one party.

Compensation: Unless agreed otherwise, the brokerage will be compensated per the agency agreement.

Management Level Licensees: Generally the broker and managers in a brokerage also represent the interests of any buyer or seller represented by an agent affiliated with that brokerage. Therefore, if both buyer and seller are represented by agents in the same brokerage, the broker and manager are dual agents. There are two exceptions to this. The first is where the broker or manager is personally representing one of the parties. The second is where the broker or manager is selling or buying his own real estate. These exceptions only apply if there is another broker or manager to supervise the other agent involved in the transaction.

Responsibilities of the Parties: The duties of the agent and brokerage in a real estate transaction do not relieve the buyer and seller from the responsibility to protect their own interests. The buyer and seller are advised to carefully read all agreements to assure that they adequately express their understanding of the transaction. The agent and brokerage are qualified to advise on real estate matters. IF LEGAL OR TAX ADVICE IS DESIRED, YOU SHOULD CONSULT THE APPROPRIATE PROFESSIONAL.

Consent: By signing on the reverse side, you acknowledge that you have read and understand this form and are giving your voluntary, informed consent to the agency relationship disclosed. If you do not agree to the agent(s) and/or brokerage acting as a dual agent, you are not required to consent to this agreement and you may either request a separate agent in the brokerage to be appointed to represent your interests or you may terminate your agency relationship and obtain representation from another brokerage.

Any questions regarding the role or responsibilities of the brokerage or its agents should be directed to an attorney or to:

Ohio Department of Commerce
Division of Real Estate & Professional Licensing
77 S. High Street, 20th Floor
Columbus, OH 43215-6133
(614) 466-4100

STATE OF OHIO DEPARTMENT OF COMMERCE

EQUAL HOUSING OPPORTUNITY

Effective 01/01/05